McCORMICK CAPITAL MANAGEMENT, INC.





                                                           October 25, 1996


Dear Shareholders:

Attached with this letter is the audited annual report for the Elite Group stock Growth & Income Fund and the bond Income Fund.

The fiscal year for the Elite Funds ended on September 30, completing The Elite Mutual Funds ninth year. Many of you have been invested with us for the majority of those years and some of you are new this year. We sincerely appreciate everyone's support and patronage.

When we established the Elite Funds/McCormick Capital Management our goal was to deliver a quality financial product that was cost effective for the client and void of sales commissions. A financial product that would perform well and avoid excessive risk. A financial product that was simple and flexible in its format. We think we have been able to successfully deliver such a product and we will continue to make it even better in the coming years.


                         The Elite Growth & Income Fund
                                  (stock fund)

The financial statements that make up the Annual Report give us an opportunity to review what has happened in the past and what may happen in the future. Looking back, we are pleased to report that the stock Growth & Income Fund appreciated 24.26% for the fiscal year. The five year annualized rate of return is now 15.25% per year.

Health care companies continue to represent a larger portion of the Growth & Income portfolio. The long-term investment story continues to be that an increasing portion of our income is going to health care goods and services.

Something new in the Growth & Income Fund is a U.S. Government zero coupon bond maturing in twenty three years. This investment represents 13.4% of the portfolio. In my estimation this U.S. Government bond over the next year will give us returns equal to, or greater than those returns available in the stock market, but at a much lower level of risk.

The investment story we have outlined in numerous shareholder letters continues to unfold. A competitive corporate America, international trade, conservative politics and demographics are the forces that continue to positively affect investment returns. The important thing about these trends is that we expect them to continue well past the year 2000.

                              The Elite Income Fund
                                   (bond fund)

The last three years have seen increased volatility in the bond market. 1994 was down, 1995 was great and this most recent fiscal year 1996 was disappointing, up only 3.79%. The fear of increasing inflation pushed interest rates higher lowering bond prices. We think this fear of higher inflation is misplaced. As we explained in shareholder letters we think the long-term trend for inflation and interest is down which will produce higher returns for the bond fund



                             Performance Comparisons

On the following pages are two charts that show the growth in value of a hypothetical $10,000 investment in the Elite Income Fund, Growth & Income Fund and various indices. The chart starts on 9/30/87 which was the beginning of our first complete fiscal year. As an investor your investment results may differ significantly depending on when you initiated your investment and if there were subsequent investments.




Management of the funds does not think that there is only one index (stocks or bonds) that accurately reflects the management of The Elite Funds. Our funds are managed to our clients' objectives within the parameters of our prospectus, following the rules and regulations of various regulatory agencies. The various stock and bond indices are unmanaged, make no allowance for operating expenses and are free from regulation and tax implications.


Regards,

\s\ Dick McCormick

Richard S. McCormick

THE FOLLOWING TWO TABLES, INCLUDING AVERAGE ANNUAL TOTAL RETURN INFORMATION, WERE PRESENTED AS GRAPHS IN THE SEPTEMBER 30, 1996 ANNUAL REPORT:


__________________________________________________________________________



      ELITE GROWTH AND INCOME FUND AS COMPARED TO THE STANDARD & POORS 500
                INDEX AND THE LIPPER GROWTH & INCOME FUND INDEX



                                      9/1987    9/1988   9/1989    9/1990    9/1991    9/1992    9/1993    9/1994    9/1995   9/1996

Elite Growth & Income Fund            10,000    9,112    11,917    10,496    13,848    14,886    16,902    18,896    22,660   28,156
Standard & Poors 500 Index            10,000    8,789    11,683    10,608    13,900    15,432    17,433    18,075    23,445   28,209
Lipper Growth & Income Fund Index     10,000    9,326    11,729    10,302    13,319    14,627    16,961    17,448    21,475   25,244


(Figures represent annual total return and are in thousands of dollars.)



AVERAGE ANNUAL TOTAL RETURN

1 Year               24.26%
3 Years              18.55%
5 Years              15.25%
9 Years              12.19%


__________________________________________________________________________



       ELITE INCOME FUND AS COMPARED TO THE LEHMAN SHORT-TERM GOVT. INDEX
                    AND THE LEHMAN INTERMEDIATE GOVT. INDEX




                                      9/1987    9/1988   9/1989    9/1990    9/1991    9/1992    9/1993    9/1994    9/1995   9/1996

Elite Income Fund                     10,000    11,027   12,041    12,877    14,513    15,771    17,254    16,552    18,631   19,337
Lehman Intermediate Govt. Index       10,000    11,063   12,080    13,117    14,901    16,758    18,038    17,767    19,650   20,652
Lehman Short-Term Govt. Index         10,000    10,875   11,841    12,945    14,403    15,829    16,611    16,802    18,178   19,207


(Figures represent annual total return and are in thousands of dollars.)



AVERAGE ANNUAL TOTAL RETURN

1 Year                3.79%
3 Years               3.87%
5 Years               5.91%
9 Years               7.59%

__________________________________________________________________________

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees
The Elite Group


  We have audited the accompanying statements of assets and liabilities of The Elite Growth and Income Fund and The Elite Income Fund, each a series of shares of beneficial interest of The Elite Group, including the portfolios of investments as of September 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Elite Growth and Income Fund and The Elite Income Fund as of
September 30, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


                                                       TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
October 15, 1996

                            Portfolio of Investments
                         The Elite Growth & Income Fund
                               September 30, 1996


                                                                 Market Value
SHARES                                                              Note 2A
                                                                 ------------
          COMMON STOCK 83.5%

          BASIC INDUSTRY  7.6%
 12,000   Dow Chemical                                        $      963,000
 50,000   Longview Fiber Co                                          787,500
 10,000   Ply-Gem Industries                                         122,500
 10,000   Potash of Saskatchewan                                     731,250
 40,000   Seagull Energy Corp*                                       785,000
                                                              --------------
            Total Basic Industry                                   3,389,250
                                                              --------------

          CAPITAL  GOODS 19.5%
 24,000   Arrow Electronics*                                       1,068,000
 12,000   General Electric                                         1,092,000
 24,000   Hewlett Packard                                          1,170,000
  8,000   International  Business Machines                           996,000
  9,500   Microsoft Corporation*                                   1,251,625
 24,000   Seagate Technology*                                      1,341,000
 12,000   U.S. Robotics Corp*                                        775,500
180,000   XactLabs Corporation* (a)                                   90,000
 18,000   Xerox Corporation                                          965,250
                                                              --------------
            Total Capital  Goods                                   8,749,375
                                                              --------------

          CONSUMER GOODS & SERVICES  23.4%
 50,000   Cadmus Communication Corp                                  837,500
135,000   Coffee Station Inc.* (a)                                   303,750
 45,000   Exide Corporation                                        1,164,375
 60,000   Fingerhut  Corporation                                     795,000
 50,000   First Brands                                             1,306,250
 24,000   Ford Motor Co.                                             750,000
 16,000   General Motors Corp                                        768,000
 50,000   H & R Block, Inc                                         1,487,500
 20,000   Manpower Inc.                                              665,000
 35,000   Optiva Corporation* (a)                                    420,000
 50,000   Resound Corporation*                                       375,000
 50,000   Singer Company N.V.                                      1,031,250
 16,000   Viacom -B, Inc.*                                           568,000
                                                              --------------
            Total Consumer Goods & Services                       10,471,625
                                                              --------------

Portfolio of Investments
The Elite Growth & Income Fund
September 30, 1996 - Continued

                                                               Market Value
SHARES                                                           Note 2A
                                                              --------------

          FINANCIAL INTERMEDIARIES  11.3%
 24,000   A.C.E. Limited (Insurance)                            1,269,000
 10,000   Dean Witter Discover & Co                               550,000
 36,000   Federal National Mortage                              1,255,500
 20,000   Mellon Bank                                           1,185,000
 50,000   Pioneer Financial                                       818,750
                                                              -----------
            Total Financial Intermediaries                      5,078,250
                                                              -----------

          HEALTH CARE  GOODS & SERVICES  21.7%
 12,000   American Home Products                                  765,000
 16,000   Bristol-Myers Squibb                                  1,542,000
 36,000   Foundation Health*                                    1,219,500
 24,000   McKesson Corporation                                  1,137,000
 13,800   Merck & Co.                                             971,175
 16,000   Pfizer Inc.                                           1,266,000
  8,000   Schering - Plough Corp                                  492,000
 30,000   Sierra Health Services*                               1,031,250
 70,000   Value Health*                                         1,312,500
                                                              -----------
            Total  Health Care Goods & Services                 9,736,425
                                                              -----------

            Total Common Stock (Cost $27,518,337)              37,424,925
                                                              -----------

          OPTIONS - COVERED CALLS  ( 1.2%)
  9,500   Microsoft  Corp ($115   10-19-96)                      (165,062)
 16,000   Pfizer Corp ($ 70  12-20-96)                           (162,000)
 24,000   Seagate Technology ($55   12-20-96)                    (132,000)
 12,000   U.S. Robotics  ($65  11-15-96)                        (  73,500)
                                                              -----------
            Total Value of Calls (Cost $432,848)                 (532,562)
                                                              -----------

Portfolio of Investments
The Elite Growth & Income Fund
September  30, 1996 - Continued



PAR VALUE                                                      Market Value
                                                                 Note 2A
                                                              --------------

               U.S. GOVERNMENT TREASURY  13.4%
$30,000,000    Zero Coupon Bond  7.35% - 7.46% (b) 05/15/19
                 (Cost $5,818,857)                               5,976,896
                                                              ------------

                  Total Investments
                  (Cost $32,904,346**)        95.7%             42,869,259


                  Cash and receivables
                  in excess of liabilities     4.3%              1,929,930
                                             ------           ------------


                  NET ASSETS                 100.0%           $ 44,799,189
                                             ======           ============



  (a)   Restricted  security  ( see note 3)
  (b)   Represents range of yields to maturity on purchase dates
   *    Non - income producing
   **   Cost for Federal  Income Tax purposes is the same.  At September 30,
         1996, unrealized appreciation of securities for Federal Income Tax purposes is as follows:


            Unrealized appreciation                   $       10,260,720
            Unrealized depreciation                             (295,807)
                                                      ------------------
            Net unrealized appreciation               $        9,964,913
                                                      ==================


                        See Notes to Financial Statement

                            Portfolio of Investments
                              The Elite Income Fund
                               September 30, 1996

                                                                Market Value
Par Value                                                         Note 2A
                                                                ------------

              BONDS  92.9%

              U.S. GOVERNMENT NOTES AND BONDS  33.8%
$  900,000    U.S. Treasury Note
                6.375% due 01/15/99                         $       904,347
 1,750,000    U.S. Treasury Note
                7.875% due 11/15/99                               1,825,810
 1,500,000    U.S. Treasury Bond
                7.250% due 05/15/16                               1,532,100
                                                            ---------------
                Total U.S. Government Notes and Bonds             4,262,257
                                                            ---------------

              ELECTRIC UTILITIES  20.9%
   500,000    Portland General Electric
                8.880% due 08/12/99                                 528,125
   500,000    Commonwealth Edison
                7.500% due 01/01/01                                 502,500
   520,000    Ohio Power
                6.750% due 04/01/03                                 510,900
   500,000    Hawaiian  Electric
                6.660%  due 12/05/05                                468,125
   650,000    Appalachian Power Co.
                6.800% due 03/01/06                                 626,437
                                                            ---------------
                Total Electric Utility Bonds                      2,636,087
                                                            ---------------

              GAS  & ELECTRIC UTILITIES  23.0%
   250,000    Consumer Power
                8.750% due 02/15/98                                 257,188
   500,000    Texas Utilities
                5.875% due 04/01/98                                 496,250
   170,000    Consumer Power
                8.875% due 11/15/99                                 179,137
   500,000    Louisiana Power & Light
                6.000% due 03/01/00                                 486,875
   500,000    Pacificorp
                8.900% due 02/15/01                                 536,250
   500,000    Long Island Lighting
                7.050% due 03/15/03                                 459,375
   500,000    Pacific Gas Transmission
                7.100% due 06/01/05                                 489,375
                                                            ---------------
                Total Gas & Electric Utility Bonds                2,904,450
                                                            ---------------

Portfolio of Investments
The Elite Income Fund
September  30, 1996 - Continued


                                                               Market Value
PAR VALUE                                                         Note 2A
                                                             ---------------


             FINANCIAL/CORPORATE BONDS  15.2%
 500,000     General Motors Acceptance Corp.
               8.000%  due 10/01/96                               500,000
 500,000     Ford Motor Credit
               8.200%  due  02/15/02                              526,250
 350,000     S. California Edison Capital Note
               7.375%  due 12/15/03                               353,938
 550,000     Federal Home Loan (Mortgage Backed)
               6.100%  due  02/15/24                              533,687
                                                             ------------
               Total Financial/Corporate Bonds                  1,913,875
                                                             ------------

               Total Value Bonds (Cost $11,846,132)            11,716,669
                                                             ------------

SHARES
             PREFERRED STOCK   4.7%
2,415        Cleveland Electric  $9.125                           244,820
3,560        Entergy Gulf States Utilities $8.64                  350,660
                                                             ------------
               Total Value Preferreds (Cost $ 615,511)            595,480
                                                             ------------


               Total Investments
               (Cost $12,461,643**)           97.6%            12,312,149

               Cash and receivables
               in excess of liabilities        2.4%               306,334
                                             ------          ------------

               Net Assets                    100.0%           $12,618,483
                                             ======          ============


   **Cost for Federal Income Tax purposes is the same.
   At September 30, 1996, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:


       Unrealized appreciation            $   96,571
       Unrealized depreciation              (246,065)
                                          -----------
       Net unrealized depreciation        $ (149,494)
                                          ===========


                        See Notes to Financial Statements

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 1996



                                                       THE ELITE GROWTH             THE ELITE
                                                        & INCOME FUND               INCOME FUND
                                                       ----------------             -----------
ASSETS:

Investments in securities at value
 (Notes 2A, & 3)
  (Cost $32,904,346 and  $12,461,643)                   $   42,869,259            $   12,312,149
Cash and cash equivalent (Note 2E)                           1,853,109                    53,629
Receivables:
   Interest                                                      8,368                   250,965
   Dividends                                                    72,835                      -
   Capital stock sold                                           14,380                    10,498
                                                        --------------            --------------

   Total Assets                                             44,817,951                12,627,241
                                                        --------------            --------------


LIABILITIES:
Payables:
   Capital stock reacquired                                      2,009                      -
   Distributions                                                 8,995                     4,694
   Accrued expenses                                              7,758                     4,064
                                                        --------------            --------------

   Total Liabilities                                            18,762                     8,758
                                                        --------------            --------------


NET ASSETS:
The Elite Growth & Income Fund--applicable to
  2,180,397 shares outstanding                          $   44,799,189
                                                        ==============
The Elite Income Fund-applicable to 1,297,321
  shares outstanding                                                              $   12,618,483
                                                                                  ==============
NET ASSET VALUE, OFFERING AND
REDEMPTION  PRICE PER SHARE
  (Net assets / shares outstanding)                     $        20.55            $         9.73
                                                        ==============            ==============



At September 30, 1996 the components of net assets were as follows:

Paid-in capital                                         $   29,763,585            $   12,803,457
Accumulated net realized gain (loss)                         5,049,366                   (51,074)
Undistributed net investment income                             21,325                    15,594
Net unrealized  appreciation (depreciation)                  9,964,913                  (149,494)
                                                        --------------            --------------

     Net assets                                         $   44,799,189            $   12,618,483
                                                        ==============            ==============



                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                                    THE ELITE
                              GROWTH & INCOME FUND
                        For the Years Ended September 30,




                                                           1996                              1995
                                                      ----------------              -------------------


OPERATIONS:
  Net investment income                              $       230,586                $       313,361
  Net realized gain on investment
   securities and options contracts                        5,049,366                         11,070
  Net increase in unrealized
   appreciation of investment securities                   2,914,785                      4,767,526
                                                     ---------------                ---------------
  Net increase in net assets
   resulting from operations                               8,194,737                      5,091,957

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income                  (252,709)                      (315,833)
  Distributions from net realized gains on
   investment transactions                                      -                        (1,974,649)

CAPITAL SHARE TRANSACTIONS:
  Increase in net assets resulting from capital
   share transactions (a)                                  5,674,686                      3,000,541
                                                     ---------------                ---------------
    Total increase in net assets                          13,616,714                      5,802,016

NET ASSETS:
  Beginning of period                                     31,182,475                     25,380,459
                                                     ---------------                ---------------
  End of period (including undistributed
   net investment income of $21,325 and
   $3,015 respectively).                               $  44,799,189                  $  31,182,475
                                                     ===============                ===============



(a)Transactions in capital stock were as follows:


                                           Year  Ended                                  Year Ended
                                        September 30, 1996                           September 30,1995
                                      -----------------------                     ----------------------

                                      Shares                    Value                Shares             Value
                                      ------                    -----                ------             -----
Shares sold                           430,984                $  7,948,298            264,266        $  3,896,405
Shares issued in reinvestment
 of  distributions                     11,903                     233,922            169,510           2,258,207
                                      -------                ------------            -------        ------------
                                      442,887                   8,182,220            433,776           6,154,612
Shares redeemed                      (136,267)                 (2,507,534)          (220,131)         (3,154,071)
                                      -------                ------------            -------        ------------

Net increase                          306,620                $  5,674,686            213,645        $  3,000,541
                                      =======                ============            =======        ============



                                         See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                                    THE ELITE
                                   INCOME FUND
                        For the Years Ended September 30,


                                                             1996                         1995
                                                           --------                     --------


OPERATIONS:
  Net investment income                              $      772,576                $     731,551
  Net realized gain (loss) on investments                   (45,430)                      53,544
  Net increase (decrease) in unrealized
   appreciation of investment securities                   (265,285)                     570,087
                                                     --------------                -------------
  Net increase in net assets resulting from
   operations                                               461,861                    1,355,182

NET EQUALIZATION CREDITS (DEBITS) (NOTE  2d)                   (739)                      (3,798)

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income                 (798,599)                    (712,510)
  Distributions from net realized gains on
   investment transactions                                  (69,581)                        ---

CAPITAL SHARE TRANSACTIONS:
  Increase in net assets resulting from capital
   share transactions (a)                                   660,024                      221,770
                                                     --------------                -------------
    Total increase in net assets                            252,966                      860,644

NET ASSETS:
  Beginning of period                                    12,365,517                   11,504,873
                                                     --------------                -------------
  End of period (including undistributed
   net investment income of $15,594 and
   $20,132 respectively).                          $     12,618,483              $    12,365,517
                                                     ==============                =============



(a)Transactions in capital stock were as follows:


                                                      Year Ended                        Year Ended
                                                  September 30, 1996                September 30, 1995
                                                 -------------------               -------------------


                                              Shares             Value           Shares            Value
                                              ------             -----           ------            -----
   Shares sold                               274,284        $  2,723,932         216,852       $  2,116,294
   Shares issued in reinvestment
   of  distributions                          85,432             844,750          70,878            689,314
                                             -------        ------------         -------       ------------
                                             359,716           3,568,682         287,730          2,805,608
   Shares redeemed                          (295,122)         (2,908,658)       (268,361)        (2,583,838)
                                             -------        ------------         -------       ------------

   Net increase                               64,594        $    660,024          19,369       $    221,770
                                             =======        ============         =======       ============



                        See Notes to Financial Statement

                              FINANCIAL HIGHLIGHTS

                                    THE ELITE
                              GROWTH & INCOME FUND
                 For a share outstanding throughout each period



                                                     Years Ended September 30,

                                                  1996              1995                1994              1993           1992

Net asset value, beginning of year              $16.64             $15.29              $14.44            $13.07         $12.52
                                                -------            -------             -------           -------        -------
  INCOME FROM INVESTMENT OPERATIONS

  Net investment income                            .11                .18                 .11               .10            .12
  Net gains on securities
    (both realized and unrealized)                3.92               2.52                1.56              1.65            .81
                                                -------            -------             -------           -------        --------
      Total from investment
        operations                                4.03               2.70                1.67              1.75            .93
                                                -------            -------             -------           -------        --------
  Less Distributions
  Dividends from net investment
    income                                        (.12)              (.18)               (.10)             (.09)          (.11)
  Distributions from capital gains                 ---              (1.17)               (.72)             (.29)          (.27)
                                                -------            -------             -------           -------        -------

      Total distributions                         (.12)             (1.35)               (.82)             (.38)          (.38)
                                                -------            -------             -------           -------        -------

Net asset value, end of year                   $ 20.55          $   16.64              $15.29         $   14.44      $   13.07
                                                =======            =======             =======           =======        =======

      Total Return                               24.26%             19.92%              11.80%            13.54%          7.50%


RATIOS/SUPPLEMENTAL DATA
  Net asset value, end of year
    (in 000's)                                 $ 44,799           $31,182             $25,380           $17,989       $ 12,673
  Ratio of expenses to average
    net assets                                    1.33%             1.42%*              1.42%             1.36%          1.37%
  Ratio of net investment income
    to average net assets                          .61%             1.18%                .73%              .69%           .91%

Portfolio turnover                              156.93%           137.56%             153.34%           172.00%        168.01%

Average Brokerage Commissions                  $   .06 (1)



* Ratio reflects fees paid through a directed brokerage arrangement. Expense Ratios for 1994-1992 exclude these payments. No fees were paid through a directed brokerage arrangement for 1996. Expense ratio for 1995 after reduction of fees paid through the directed brokerage arrangement was 1.35%

(1) Not required information prior to 1996


                        See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

                                    THE ELITE
                                   INCOME FUND
                 For a share outstanding throughout each period


                                                   Years Ended September 30,



                                               1996                1995                1994               1993            1992

Net asset value, beginning of year           $10.03             $  9.48               $10.61             $10.28          $10.08
                                             -------            --------              -------            -------         -------
  INCOME FROM INVESTMENT OPERATIONS

  Net investment income                         .60                 .62                  .61                .59             .61
  Net gain (loss) on securities
    (both realized and unrealized)             (.23 )               .54                (1.03)               .35             .23
                                             --------           --------              -------            -------         -------
      Total from investment
        operations                              .37                1.16                (.42)                .94             .84
                                             --------           --------              -------            -------         -------
  LESS DISTRIBUTIONS
  Dividends from net investment
    income                                     (.62)               (.61)               (.61)               (.58)           (.61)
  Distributions from capital gains             (.05)                --                 (.10)               (.03)           (.03)
                                             --------           --------              -------            -------         --------

      Total distributions                      (.67)               (.61)               (.71)               (.61)           (.64)
                                             --------           --------              -------            -------         --------

Net asset value, end of year                $  9.73              $10.03             $  9.48              $10.61          $10.28
                                             ========           ========              =======            =======         ========

      Total Return                             3.79%              12.56%              (4.07%)              9.41%           8.67%


RATIOS/SUPPLEMENTAL DATA
  Net asset value, end of year
    (in 000's)                               $12,618             $12,366              $11,505            $11,751         $10,090

  Ratio of expenses to average
    net assets                                 1.00%               1.12% *              1.11%              1.02%           .98%

  Ratio of net investment income
    to average net assets                      6.01%               6.34%                5.98%              5.66%          6.03%

Portfolio turnover                            43.37%              42.24%               40.88%             73.26%         21.83%




* Ratio reflects fees paid through a directed brokerage arrangement. Expense Ratios for 1994-1992 exclude these payments. No fees were paid through a directed brokerage arrangement for 1996. Expense ratio for 1995 after reduction of fees paid through the directed brokerage arrangement was 1.08%.



                        See Notes to Financial Statement

NOTES TO FINANCIAL STATEMENTS
September 30,1996


NOTE 1 - ORGANIZATION
         The Elite Growth and Income Fund and The Elite Income Fund (the FUNDS) are two series of shares of beneficial interests of The Elite Group (the TRUST) , which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Trust was organized in Massachusetts as a business trust on August 8, 1986. The Trust is authorized to issue an unlimited number of no par shares of beneficial interest of any number of series. Currently, the Trust has authorized only the two series above. The Elite Growth & Income Fund investment objective is to maximize total returns through an aggressive approach to the equity and debt securities markets. The Elite Income Fund investment objective is to achieve the highest income return obtainable over the long term commensurate with investments in a diversified portfolio consisting primarily of investment grade debt securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
         The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with generally accepted accounting principles.

         A. Security Valuation - Investments in securities traded on a national securities exchange are valued at the last reported sales price. Securities which are traded over the counter are valued at the bid price. Securities for which reliable quotations are not readily available are valued at their respective fair value as determined in good faith by, or under procedures established by the Board of Trustees.

         B. Federal Income Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all its taxable income to its shareholders. Therefore no federal income tax provision is required.

         C. Option Accounting Principles (The Elite Growth & Income Fund) - When the Fund sells an option, an amount equal to the premium received by the Fund is included as an asset and an equivalent liability. The amount of the liability is marked-to-market to reflect the current market value of the options written. The current market value of a traded option is the last sale price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain
(or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium received. The Elite Growth & Income Fund as a writer of an option may have no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

NOTES TO FINANCIAL STATEMENTS
September 30,1996


         D. Equalization (The Elite income Fund) - The Fund follows the practice known as EQUALIZATION by which a portion of the proceeds from sales and costs of repurchases of shares of the Fund is credited or charged to income on the date of the transaction so that undistributed net income per share is unaffected by shares of the Fund sold or repurchased.

         E. Cash Equivalent - Consists of investment in mutual fund money market accounts.

         F. Other - As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for post - October losses. Interest income and estimated expenses are accrued daily.


         G. Use Of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


Note 3 - Restricted Securities
         The Funds may invest in restricted securities. Restricted securities are securities which have not been registered under the Securities Act of 1933, as amended, and as a result are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith by the Trust's Board of Trustees. There are no unrestricted securities of these issuers. At September 30, 1996, the Elite Growth and Income Fund had investments in restricted securities with the date of acquisition, cost, fair value and percentage of net assets listed below:



                                         Dates of                                                  Percentage of
                                         Acquisition              Cost                Value        Net Assets

Stocks
  180,000 XactLabs Corporation.           08/29/94                 $216,000            $ 90,000          .20%
   35,000 Optiva Corporation              04/25/94                  148,750             420,000          .94%
  135,000 Coffee Station, Inc             04/16/96                  303,750             303,750          .68%
                                                               ------------       -------------
     Total                                                         $668,500            $813,750         1.82%
                                                           ====================   ==============       =======




NOTES TO FINANCIAL STATEMENTS
September 30, 1996


Note 4 - Purchases and Sales of Securities
         For the year ended September 30, 1996, purchases and sales of securities, other than options and short-term notes were as follows:


                                           Purchases               Sales

The Elite Growth and Income Fund          $63,161,674           $56,517,378
The Elite Income Fund                     $ 6,396,349           $ 5,701,117



         For The Elite Growth & Income Fund, transactions in covered call options written were as follows:

                                                 Number of
                                                 Contracts*       Premiums

Options outstanding at beginning of year           1,260      $    789,425
Options written                                    3,755         2,147,090
Options terminated in closing
  purchase transactions                           (3,143)       (2,222,465)
Options exercised                                   (485)          (40,895)
Options expired                                     (772)         (240,307)
                                                 --------     -------------
Options outstanding at September 30,1996             615       $   432,848
                                                 ========     =============


         * Each contract represents 100 shares of common stock


Note 5 - Investment Management Fee and Other Transactions with Affiliates
         The Funds retain McCormick Capital Management Inc. as their Investment Manager. Under an Investment Management Agreement, the Investment Manager furnishes each Fund with investment advice, office space and salaries of non-executive personnel needed by the Funds to provide general office services. As compensation for its services, the Manager is paid a monthly fee based upon the average daily net assets of each Fund. For The Elite
Growth & Income Fund and The Elite Income Fund, the rates are 1% and 7/10 of 1%, respectively, up to $250 million; 3/4 of 1% and 5/8% of 1%, respectively, over $250 million up to $500 million; and 1/2 of 1% over $500 million for each Fund.

         The Manager has undertaken that the operating expenses of each Fund for each fiscal year (including management fees, but excluding taxes, interest and brokerage commissions), expressed as a percentage of average daily net assets, will not exceed the lowest rate prescribed by any state in which shares of the Funds are qualified for sale.

         Certain officers and trustees of the Funds are also officers and/or directors of the Manager. The Law firm of Foster, Pepper & Shefelman, of which Joseph M. Gaffney, Assistant Secretary of the Funds, is a member, received fees of $2,738 and $1,125 from the Elite Growth & Income Fund and The Elite Income Fund, respectively, for legal services rendered for the year September 30, 1996.

NOTES TO FINANCIAL STATEMENTS
September 30, 1996



NOTE 6 - Directed Brokerage Arrangement
         In an effort to reduce the total expenses of the Funds, a portion of the operating expenses may be paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of the operating expenses by the broker-dealer, is based on a percentage of commissions earned. There were no expenses paid under this arrangement during the year ended September 30, 1996


NOTE 7 - Concentration
         Although both of the funds have a diversified investment portfolio, there are certain credit risks due to the manner in which the portfolio is invested which may subject the funds more significantly to economic changes occurring in certain industries or sectors. The Elite Growth & Income Fund has investments in excess of 10% in capital goods, consumer goods and services, financial intermediaries, and health care goods and services industries.
The Elite Income Fund has investments in excess of 10% in electric utilities, gas & electric utilities and financial industries.